PRUDENTIAL MYROCK ADVISOR NEW YORK VARIABLE ANNUITY

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated October 9, 2026
to Prospectus dated April 27, 2026

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information. If you have any questions or would like another copy of the current Annuity or Portfolio Prospectuses, please call us at 1-888-PRU-2888.

Effective immediately, with one exception detailed below, all references within the prospectus to “Pruco Life Insurance Company” and “Pruco Life” are replaced with “Pruco Life Insurance Company of New Jersey” and “Pruco Life of New Jersey”, respectively.

The third sentence of the second paragraph in the “Description of Insurance Company, Registered Separate Account, and Investment Options” section of the prospectus is replaced with the following:

“Pruco Life of New Jersey is a wholly owned subsidiary of Pruco Life Insurance Company, whose ultimate parent is Prudential Financial, Inc.”

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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